Exhibit 10.5
------------

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAVE BEEN
                                             --------------
SOLD IN RELIANCE ON THE EXEMPTION FROM REGISTRATION PROVIDED FROM REGULATIONS UNDER THE SECURITIES ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION THEREFROM, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

Date of Issuance:  December 2, 1999

                             DIGITALWORK.COM, INC.
                         COMMON STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, __________________________________
(the "Holder") is entitled, upon the terms and subject to the conditions
      ------
hereinafter set forth, at any time or from time to time, during the Term (as defined in Section 1 below), to subscribe for and purchase from DigitalWork.com, Inc., a Delaware corporation (the "Company"), fully paid and non-assessable shares of its common stock, par value $.005 per share ("Common Stock"), for the number of shares as shall be determined by applying the formula set forth in
Section 2 below.

     1.  Term of the Warrant.  This Warrant shall be exercisable by Holder from
         -------------------
(A) the day after the Securities and Exchange Commission (the "Commission") declares effective (the "Effective Date") a registration statement on Form S-1 (or any successor form thereto) filed by the Company to register shares of Common Stock in an initial public offering of Common Stock by the Company ("IPO") to (B) 5:00 p.m., Pacific Standard Time, on the one year anniversary of
  ---
the Effective Date. The time between A and B above shall be referred to herein as the "Term".
        ----

     2.  Number of Shares of Common Stock.  The number of shares of Common Stock
         --------------------------------
the Holder shall be entitled to purchase from the Company pursuant to this Warrant shall equal WS as determined below, where:


     WS  =     [(W/X) times (Y)] - Z;

         Where

     WS  =     Number of shares of Common Stock covered by this Warrant.
     W   =     Number of shares of Common Stock that have been issued or are issuable to Holder upon conversion of its Series D Convertible
               Preferred Stock, par value $.005 per share ("Series D Preferred")
               at the Effective Date.
     X    =    Total number of shares of Common Stock that have been issued or are issuable to holders of Series D Preferred upon conversion of its Series D Preferred Stock at the Effective Date.

     Y    =    Ten percent (10%) of the total number of shares of Common Stock issued by the Company in its IPO (exclusive of any over-allotment option that the Company may grant to the underwriters of such
               IPO).
     Z    =    Number of shares of Common Stock to be issued to the Holder in the IPO.

The formula above shall be applied using numbers as of the Effective Date. Hereinafter, (i) the Common Stock of the Company, together with any other equity securities which may be issued by the Company in substitution therefor, is referred to as the "Common Stock," (ii) the shares of the Common Stock
                    ------------
purchasable hereunder are referred to as the "Warrant Shares," (iii) the
                                              --------------
aggregate exercise price payable for all of the Warrant Shares is referred to as the "Aggregate Exercise Price," and (iv) the price payable hereunder for each of
     ------------------------
the Warrant Shares is referred to as the "Per Share Exercise Price," which shall
                                          ------------------------
be the price per share of the common stock in the IPO (without regard to underwriting commission and discounts).

     3.   Exercisability.
          --------------

          (a)  Exercise of Warrant.  This Warrant may be exercised, in whole at
               -------------------
any time or in part from time to time, during the Term, by the Holder by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the principal office of the Company, which is currently located at 230 West Monroe Street, Suite 1950, Chicago, Illinois 60606, together with proper payment of the Per Share Exercise Price for each of the Warrant Shares as to which the Warrant is being exercised. Payment for Warrant Shares shall be made by certified or bank cashier's check, payable to the order of the Company.

          If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock and the Holder shall be entitled to receive a new Warrant covering the number of Warrant Shares with respect to which this Warrant has not been exercised. Upon such surrender of this Warrant, together with the subscription form at the end hereof duly executed and proper payment of the Per Share Exercise Price for each of the Warrant Shares as to which the Warrant is being exercised, the Company will (i) issue, or cause the Company's transfer agent to issue, a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, cash equal to the Fair Market Value of such fractional share (as hereinafter defined), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, if any, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

          (b)  Net Issue Exercise.  Notwithstanding provisions herein to the
               ------------------
contrary, in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant or such portion to the Company with the net issue election notice annexed hereto duly executed (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company, in which event the Company shall issue to the Holder such number of shares of Common Stock computed using the following formula:

     X = Y  (A - B);
            --------
               A
                         X   =   The number of shares of Common Stock to be
                                 issued to the Holder;

                         Y   =   The number of Warrant Shares or, if only a
                                 portion of the Warrant is being exercised, the
                                 portion of the Warrant being cancelled at the
                                 date on which the net issue election is
                                 delivered to the Company (the "Net Exercise
                                 Date");
                         A   =   The Fair Market Value (as hereinafter defined)
                                 of one share on the Net Exercise Date; and
                         B   =   The Per Share Exercise Price.

          (c)  Fair Market Value means:
               -----------------

               (i) If shares of Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market system, the average of the daily closing prices for the five (5) trading days before such date, excluding any trades which are not bona fide, arm's length transactions. The closing price for each day shall be the last sale price on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange or national market system on which such shares are then listed, admitted to trading or traded;

               (ii) If no shares of Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market system for at least five (5) days, the average of the reported closing bid and asked prices thereof on such date in the over-the-counter market as shown by the National Association of Securities Dealers automated quotation system or, if such shares are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by Holder;

               (iii) If no shares of Common Stock are then listed or admitted to trading on any national exchange or traded on any national market system, if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market for at least five (5) days, the Fair Market Value of a share of Common Stock shall be a determined in good faith by the mutual agreement of the parties.

     4.   Reservation of Warrant Shares. The Company agrees that, prior to the
          -----------------------------
expiration of the Term, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant.

     5.   Adjustments.
          -----------

          (a)  Distribution With Respect to Common Stock.  If, at any time or
               -----------------------------------------
from time to time after the date of this Warrant, the Company shall distribute to the holders of the Common Stock, without payment therefor, (i) securities, other than shares of the Common Stock, or (ii) property, other than cash, with respect to the Common Stock, then, and in each such case, the Holder, upon the exercise of this Warrant, shall be entitled to receive the securities and properties which the Holder would hold on the date of such exercise if, on the date of such distribution, the Holder had been the holder of record of the number of shares of the Common

Stock subscribed for upon such exercise and, during the period from the date of such distribution to and including the date of such exercise, had retained such shares and the securities and properties receivable by the Holder during such period.

          (b) Stock Splits, Etc.  If, at any time or from time to time after the
              ------------------
Effective Date, the Company shall issue to the holders of the Common Stock shares of the Common Stock by way of a stock dividend or stock split, then, and in each such case, the Per Share Exercise Price shall be adjusted, or further adjusted, to a price (to the nearest whole cent) determined by dividing (i) an amount equal to the number of shares of the Common Stock outstanding immediately prior to such issuance multiplied by the Per Share Exercise Price as it existed immediately prior to such issuance by (ii) the total number of shares of Common Stock outstanding immediately after such issuance. Upon each such adjustment in the Per Share Exercise Price, the number of Warrant Shares shall be adjusted by dividing the Aggregate Exercise Price by the Per Share Exercise Price in effect immediately after such adjustment.

          (c) Reverse Splits, Etc.  If, at any time or from time to time after
              --------------------
the Effective Date, the number of shares of Common Stock outstanding is decreased by way of combination of shares or reverse split, then, and in each such case, the Per Share Exercise Price shall be adjusted, or further adjusted, to a price (to the nearest whole cent) determined by dividing (i) an amount equal to the number of shares of the Common Stock outstanding immediately prior to such event multiplied by the Per Share Exercise Price as it existed immediately prior to such event by (ii) the total number of shares of the Common Stock outstanding immediately after such event. Upon each such adjustment in the Per Share Exercise Price, the number of Warrant Shares shall be adjusted by dividing the Aggregate Exercise Price by the Per Share Exercise Price in effect immediately after such adjustment.

     6.   Notice of Change of Control. The Company shall provide advance notice
          ---------------------------
to the Holder of this Warrant of any reorganization, consolidation, merger or other such transaction as soon as practicable, but in no event less than 10 days prior to the consummation of any such transaction in order to allow the Holder to exercise this Warrant prior to such consummation.

     7.   Fully Paid Stock; Taxes.  The Company agrees that the shares of the
          -----------------------
Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable. The Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance of any certificate for Warrant Shares in a name other than that of the Holder upon any exercise of this Warrant.

     8.   Restrictions on Transferability of Securities; Compliance with
          --------------------------------------------------------------
Securities Act.
--------------

          (a) Restrictions on Transferability.  The transferability of this
              -------------------------------
Warrant and the Warrant Shares (as well as any other securities issued in respect of the Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event) shall be subject to the conditions specified in this Section 8, which conditions are intended to ensure compliance with the provisions of the Securities Act of 1933 (the "Act") and applicable state securities laws. The Holder, and any transferee of this Warrant or the Warrant Shares, by its acceptance hereof or thereof, agrees that this Warrant and the Warrant Shares will be taken and held subject to the provisions and upon the conditions specified in this Section 8. All of the rights of a holder of this Warrant may only be transferred by the holder to the following: (i) if holder is a partnership, any partner or retired partner of such Purchaser, (ii) if the holder is an individual, any family member of or trust for the benefit of such holder, (iii) if the holder is a corporation, any shareholder of such holder,
(iv) if the holder is a limited liability company, to a member of such holder, or (v) any transferee who acquires at least $500,000 of the Common Stock of the Company; provided, that, such transfer otherwise complies with all applicable state and federal securities laws. For purposes of determining the availability of any rights under this Warrant, all shares of capital stock of the Company held or acquired by affiliated persons or persons under common management shall be aggregated together and treated as one such holder.

          (b)  Restrictive Legend.  This Warrant and each certificate
               ------------------
representing (i) the Warrant Shares or (ii) any other securities issued in respect of the Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Act) be stamped or otherwise imprinted with a legend substantially in the following form, and shall be subject to the provisions thereof:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAVE BEEN SOLD IN
                        ---------------
          RELIANCE ON THE EXEMPTION FROM REGISTRATION PROVIDED FROM REGULATIONS UNDER THE SECURITIES ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION THEREFROM, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."

     8.   Registration Rights.  The Warrant Shares shall be deemed to be
          -------------------
Registrable Stock and Series D Registrable Stock as provided in that certain Amended and Restated Registration Rights Agreement, dated as of December 2, 1999, among the Company and each of the persons listed as an Investor on the signature pages hereto, for the purpose of registration rights of the Holders.

     9.   Warrant Register.  This Warrant is transferable only upon the books of
          ----------------
the Company, which it shall cause to be maintained for such purpose. The Company may treat the registered holder of this Warrant as he, she or it appears on the Company's books at any time as the Holder for all purposes, notwithstanding the Company's receipt of any notice to the contrary.

     10.  Loss, Etc., of Warrant.  Upon receipt of evidence satisfactory to the
          ----------------------
Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

     11.  Notices.  Any notice required in connection with this Agreement shall
          -------
be conclusively deemed to have been duly given (i) when hand delivered to the other party; or (ii) when received when sent by telex or facsimile at the address and number set forth below (provided, that notices given by facsimile shall not be effective unless either (a) a duplicate copy of such facsimile notice is promptly given by depositing same in a United States post office with first-class postage prepaid and addressed to the parties as set forth below, or
(b) the receiving party delivers a written confirmation of receipt for such notice either by facsimile or any other method permitted under this paragraph; additionally, any notice given by telex or facsimile shall be deemed received on the next business day if such notice is received after 5:00 p.m. (recipient's time) or on a nonbusiness day); or three (3) business days after the same have been deposited in a United States post office with first class or certified mail return receipt requested postage prepaid and addressed to the parties as set forth below; or (iii) the next business day after same have been deposited with a national overnight delivery service reasonably approved by the parties (Federal Express and DHL WorldWide Express being deemed approved by the parties), postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

          To the Company:     DigitalWork.com, Inc.
                              230 West Monroe Street, Suite 1950
                              Chicago, Illinois 60606
                              Attn:  Craig Terrill, President

          To Holder:          at the last known address provided to the Company

          With a Copy to:     Buchalter, Nemer, Fields & Younger
                              601 South Figueroa Street, Suite 2400
                              Los Angeles, California 90017
                              Attn: Rick Cohen, Esq.

          The Company and the Holder may change the address to which such notices are to be addressed to them by giving the other party notice in the manner set forth herein.

     12.  Headings.  The headings of this Warrant have been inserted as a matter
          --------
of convenience and shall not affect the construction hereof.

     13.  Severability.  If any part, term or provision of this Warrant shall
          ------------
for any reason be found invalid, illegal or in conflict with any valid controlling law by the Commission or a court or other tribunal of competent jurisdiction, such term or conflict shall be separated from this Warrant and such invalidity, illegality, unenforceability or conflict shall not affect any other term or provision hereof and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held invalid, illegal, enforceable or in conflict, had never been contained herein.

     14.  Applicable Law.  This Warrant shall be governed by and construed in
          --------------
accordance with the internal laws of the State of Delaware.

     IN WITNESS WHEREOF, DigitalWork.com, Inc. has caused this Warrant to be executed by its officers thereunto authorized.


                                    DIGITALWORK.COM, INC.


                                    By:_____________________________
                                    Name:  Craig A Terrill
                                    Title: President

ATTEST:


By:_______________________________
Name:  Robert A. Schultz
Title: Secretary

                              FORM OF ASSIGNMENT
                              ------------------

                      (To Be Signed Only Upon Assignment)

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________ the right to purchase _____________ shares of
Common Stock evidenced by the within Warrant, and hereby appoints
_____________________ to transfer the same on the books of DigitalWork.com, Inc. with full power of substitution in the premises.

Date:  _____________, _____


                                             ___________________________________
                                             (Signature)

     Note: Signature must conform in all respects to the name of the Warrant Holder as specified on the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever, and the signature must be guaranteed in the usual manner.


                                             Signature Guaranteed:______________

                                 EXERCISE FORM
                                 -------------

          (To Be Executed By The Warrant Holder If The Holder Desires
                 To Exercise The Warrant In Whole Or In Part)

TO:  DigitalWork.com, Inc.

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the Warrant for, and for purchase thereunder, ______________________ shares of Common Stock provided for therein and tenders payment herewith to the order of DigitalWork.com, Inc. in the amount of $ ___________. The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name: _____________________________

Address: __________________________
___________________________________

Attention: ________________________

Date: _____________________________

                                        By: ___________________________________

                           NET ISSUE ELECTION NOTICE
                           -------------------------

To:  DigitalWork.com, Inc.

     The undersigned hereby elects, pursuant to Section 3(b) of the attached Warrant, to surrender the right to purchase ___________ shares of Common Stock. The Certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.


Date:
                                   _____________________________________
                                   Signature


                                   _____________________________________
                                   Name for Registration


                                   _____________________________________
                                   Mailing Address